Exhibit 99.1

                        Pinnacle West Capital Corporation

                   Quarterly Consolidated Statistical Summary
                    Periods Ended December 31, 2001 and 2000

                                List of Contents

                      2001 Year-End and 4th Quarter Summary

                                 2001 by Quarter

                                 2000 by Quarter

              Please see the Glossary of Terms on this website for
                   definitions of terms used in this summary.

                        Pinnacle West Capital Corporation

                   Quarterly Consolidated Statistical Summary
                     Periods Ended December 31, 2001 and 2000

                                                                       3 Mo. Ended December 31               12 Mo. Ended December 31
                                                                  ----------------------------------    ----------------------------------
Line                                                                2001        2000     Incr (Decr)      2001        2000     Incr (Decr)
                                                                  --------    --------   -----------    --------    --------   -----------
       EARNINGS CONTRIBUTION BY SUBSIDIARY (DOLLARS IN MILLIONS)

1         Arizona Public Service                                  $     39    $     54    $    (15)     $    281    $    307    $    (26)
2         Pinnacle West Energy                                           3          (1)          4            18          (2)         20
3         APS Energy Services                                           --          (9)          9           (10)        (13)          3
4         SunCor                                                         1           3          (2)            3          11          (8)
5         El Dorado                                                     --          (5)          5            --           2          (2)
6         Parent Company                                                (7)         --          (7)           35          (3)         38
                                                                  --------    --------    --------      --------    --------    --------

7            Income Before Accounting Change                            36          42          (6)          327         302          25

          Cumulative Effect of a Change in Accounting -
8         Net of Tax                                                    --          --          --           (15)         --         (15)
                                                                  --------    --------    --------      --------    --------    --------

9            Net Income                                           $     36    $     42    $     (6)     $    312    $    302    $     10
                                                                  ========    ========    ========      ========    ========    ========

       EARNINGS PER SHARE BY SUBSIDIARY - DILUTED

10        Arizona Public Service                                  $   0.46    $   0.64    $  (0.18)     $   3.31    $   3.61    $  (0.30)
11        Pinnacle West Energy                                        0.04       (0.01)       0.05          0.21       (0.02)       0.23
12        APS Energy Services                                           --       (0.11)       0.11         (0.12)      (0.15)       0.03
13        SunCor                                                      0.01        0.04       (0.03)         0.04        0.13       (0.09)
14        El Dorado                                                     --       (0.06)       0.06            --        0.02       (0.02)
15        Parent Company                                             (0.09)         --       (0.09)         0.41       (0.03)       0.44
                                                                  --------    --------    --------      --------    --------    --------

16           Income Before Accounting Change                          0.42        0.50       (0.08)         3.85        3.56        0.29

          Cumulative Effect of a Change in Accounting -
17        Net of Tax                                                    --          --          --         (0.17)         --       (0.17)
                                                                  --------    --------    --------      --------    --------    --------

18           Net Income                                           $   0.42    $   0.50    $  (0.08)     $   3.68    $   3.56    $   0.12
                                                                  ========    ========    ========      ========    ========    ========

19     BOOK VALUE PER SHARE                                       $  29.41    $  28.09    $   1.32      $  29.41    $  28.09    $   1.32

       COMMON SHARES OUTSTANDING - DILUTED
20        Average                                                   84,824      85,015        (191)       84,930      84,935          (5)
21        End of Period                                             84,724      84,715           9        84,724      84,715           9

See Glossary of Terms.

                        Pinnacle West Capital Corporation

                   Quarterly Consolidated Statistical Summary
                    Periods Ended December 31, 2001 and 2000

                                                                         3 Mo. Ended December 31              12 Mo. Ended December 31
                                                                    ----------------------------------   ----------------------------------
Line                                                                  2001        2000     Incr (Decr)     2001        2000     Incr (Decr)
                                                                    --------    --------   -----------   --------    --------   -----------
       ELECTRIC OPERATING REVENUES
          (DOLLARS IN  MILLIONS)
       Retail
22        Residential                                               $    180    $    172    $      8     $    915    $    881    $     34
23        Business                                                       219         211           8          952         935          17
                                                                    --------    --------    --------     --------    --------    --------
24           Total retail                                                399         383          16        1,867       1,816          51
                                                                    --------    --------    --------     --------    --------    --------
       Wholesale revenue on delivered electricity
25        Traditional contracts                                            2          16         (14)          73         121         (48)
26        Retail load hedge management                                    27          46         (19)         578         561          17
          Marketing and trading -- delivered
27           Generation other than native load                             6          80         (74)         148         116          32
28           Other delivered electricity marketing and trading (a)       297         276          21        1,560         874         686
                                                                    --------    --------    --------     --------    --------    --------
29           Total delivered marketing and trading                       303         356         (53)       1,708         990         718
                                                                    --------    --------    --------     --------    --------    --------
30        Total delivered wholesale electricity                          332         418         (86)       2,359       1,672         687
                                                                    --------    --------    --------     --------    --------    --------
       Other marketing and trading
31        Realized margins on delivered commodities
             other than electricity (a)                                    4          (1)          5          (14)         (9)         (5)
32        Prior period mark-to-market (gains) losses realized
             upon delivery of commodities (a)                            (51)         (2)        (49)          (1)         (2)          1
33        Change in mark-to-market for future-period deliveries           (9)        (11)          2          127          14         113
                                                                    --------    --------    --------     --------    --------    --------
34        Total other marketing and trading                              (56)        (14)        (42)         112           3         109
                                                                    --------    --------    --------     --------    --------    --------
35     Transmission for others                                             8           4           4           26          15          11
36     Miscellaneous services                                              1           7          (6)          18          26          (8)
                                                                    --------    --------    --------     --------    --------    --------
37           Net electric operating revenues                        $    684    $    798    $   (114)    $  4,382    $  3,532    $    850
                                                                    ========    ========    ========     ========    ========    ========

       ELECTRIC SALES (GWH)

       Retail sales
38        Residential                                                  2,149       2,028         121       10,336       9,781         555
39        Business                                                     3,071       2,964         107       13,064      12,754         310
                                                                    --------    --------    --------     --------    --------    --------
40           Total retail                                              5,220       4,992         228       23,400      22,535         865
                                                                    --------    --------    --------     --------    --------    --------
       Wholesale electricity delivered
41        Traditional contracts                                           83         351        (268)       1,213       1,611        (398)
42        Retail load hedge management                                   382         702        (320)       3,040       6,674      (3,634)
          Marketing and trading -- delivered
43           Generation other than native load                           256         720        (464)       1,388       1,494        (106)
44           Other delivered electricity marketing and trading         4,473       2,735       1,738       14,141      11,735       2,406
                                                                    --------    --------    --------     --------    --------    --------
45           Total delivered marketing and trading                     4,729       3,455       1,274       15,529      13,229       2,300
                                                                    --------    --------    --------     --------    --------    --------
46        Total delivered wholesale electricity                        5,194       4,508         686       19,782      21,514      (1,732)
                                                                    --------    --------    --------     --------    --------    --------
47           Total electric sales                                     10,414       9,500         914       43,182      44,049        (867)
                                                                    ========    ========    ========     ========    ========    ========

(a)  The net effect on net electric operating revenues from realization of prior-period mark-to-market included in line 37 is zero. Realization of prior-period mark-to-market relates to cash flow recognition, not revenue recognition. The arithmetic opposites of amounts included in line 32 are included in lines 28 and 31. For example, line 32 shows that a prior-period mark-to-market gain of $1 million was transferred to "realized" for the total year 2001. Lines 28 and 31 include amounts totaling $1 million of realized revenues for the year 2001.

See Glossary of Terms.

                        Pinnacle West Capital Corporation

                   Quarterly Consolidated Statistical Summary
                    Periods Ended December 31, 2001 and 2000

                                                                       3 Mo. Ended December 31             12 Mo. Ended December 31
                                                                   --------------------------------    --------------------------------
Line                                                                2001       2000     Incr (Decr)     2001       2000     Incr (Decr)
                                                                   -------    -------   -----------    -------    -------   -----------
       MARKETING AND TRADING PRETAX GROSS MARGIN ANALYSIS
          (DOLLARS IN  MILLIONS)
       GROSS MARGIN BY COMMODITY - PRETAX

48     Electricity                                                 $    15    $    32     $   (17)     $   329    $   128     $   201
49     Natural gas                                                      (3)         3          (6)         (10)         5         (15)
50     Coal                                                             (6)        --          (6)           8         (2)         10
51     Emission allowances                                              (2)        (5)          3          (10)        (5)         (5)
52     Other                                                            --         --          --           --         --          --
                                                                   -------    -------     -------      -------    -------     -------
53           Total                                                 $     4    $    30     $   (26)     $   317    $   126     $   191
                                                                   =======    =======     =======      =======    =======     =======

       GROSS MARGIN COMPONENTS - PRETAX

       Current Period Effects
          Realized margin on delivered commodities
             Electricity
54              Generation other than native load                  $     2    $    39     $   (37)     $    79    $    54     $    25
55              Other electricity marketing and trading (a)             58          5          53          119         69          50
                                                                   -------    -------     -------      -------    -------     -------
56              Total electricity                                       60         44          16          198        123          75
57           Other commodities (a)                                       4         (1)          5          (14)        (9)         (5)
                                                                   -------    -------     -------      -------    -------     -------
58           Total realized margin                                      64         43          21          184        114          70
          Prior-period mark-to-market (gains) losses transferred
             to "realized" upon delivery of commodities
59              Electricity (a)                                        (43)        (2)        (41)         (15)        (2)        (13)
60              Other commodities (a)                                   (8)        --          (8)          21         --          21
                                                                   -------    -------     -------      -------    -------     -------
61              Subtotal                                               (51)        (2)        (49)           6         (2)          8
                                                                   -------    -------     -------      -------    -------     -------
62        Total current period effects                                  13         41         (28)         190        112          78
                                                                   -------    -------     -------      -------    -------     -------
       Change in mark-to-market gains (losses) for future
          period deliveries
63           Electricity                                                (2)       (10)          8          146          7         139
64           Other commodities                                          (7)        (1)         (6)         (19)         7         (26)
                                                                   -------    -------     -------      -------    -------     -------
65           Subtotal                                                   (9)       (11)          2          127         14         113
                                                                   -------    -------     -------      -------    -------     -------
66     Total gross margin                                          $     4    $    30     $   (26)     $   317    $   126     $   191
                                                                   =======    =======     =======      =======    =======     =======

FUTURE MARKETING AND TRADING MARK-TO-MARKET REALIZATION

As of December 31, 2001, Pinnacle West had accumulated mark-to-market net gains of $138.0 million related to our power marketing and trading activities. We estimate that these gains will be reclassified to realized gains as the underlying commodities are delivered, as follows: 2002, $43.0 million; 2003,
$22.6 million; 2004, $23.6 million; 2005 and thereafter, $48.8 million.

(a)  The net effect on pretax gross margin from realization of prior-period mark-to-market included in line 62 and in line 66 is zero. Realization of prior-period mark-to-market relates to cash flow recognition, not earnings recognition. The arithmetic opposites of amounts included in line 59 are included in line 55. The opposites of amounts included in line 60 are included in line 57. For example, line 59 shows that a prior-period mark-to-market gain of $15 million was transferred to "realized" for the total year 2001. A $15 million realized gain is included in the $119 million on line 55 for the total year 2001.

See Glossary of Terms.

                        Pinnacle West Capital Corporation

                   Quarterly Consolidated Statistical Summary
                    Periods Ended December 31, 2001 and 2000

                                                              3 Mo. Ended December 31            12 Mo. Ended December 31
                                                          --------------------------------    --------------------------------
Line                                                       2001       2000     Incr (Decr)     2001       2000     Incr (Decr)
                                                          -------    -------   -----------    -------    -------   -----------
       AVERAGE ELECTRIC CUSTOMERS

       Retail customers
67        Residential                                     786,382    761,386      24,996      776,339    749,285      27,054
68        Business                                         98,631     96,024       2,607       98,198     94,128       4,070
                                                          -------    -------     -------      -------    -------     -------
69           Total                                        885,013    857,410      27,603      874,537    843,413      31,124
70     Wholesale customers                                     66         67          (1)          66         67          (1)
                                                          -------    -------     -------      -------    -------     -------
71           Total customers                              885,079    857,477      27,602      874,603    843,480      31,123
                                                          =======    =======     =======      =======    =======     =======

72     Customer Growth (% over prior year)                    3.2%       4.2%       (1.0)%        3.7%       4.1%       (0.4)%

       RETAIL ELECTRIC SALES (GWH) - WEATHER NORMALIZED

73     Residential                                          2,103      1,920         183        9,909      9,517         392
74     Business                                             3,019      3,004          15       12,779     12,685          94
                                                          -------    -------     -------      -------    -------     -------
75           Total                                          5,122      4,924         198       22,688     22,202         486
                                                          =======    =======     =======      =======    =======     =======

       RETAIL ELECTRICITY USAGE
          (KWH/AVERAGE CUSTOMER)

76     Residential                                          2,733      2,664          69       13,314     13,054         260
77     Business                                            31,139     30,867         272      133,037    135,496      (2,459)

       RETAIL ELECTRICITY USAGE - WEATHER NORMALIZED
          (KWH/AVERAGE CUSTOMER)

78     Residential                                          2,674      2,522         152       12,764     12,701          63
79     Business                                            30,616     31,284        (668)     130,139    134,763      (4,624)

       ELECTRICITY DEMAND (MW)

80     System peak demand                                   3,898      4,331        (433)       5,687      5,478         209

See Glossary of Terms.

                        Pinnacle West Capital Corporation

                   Quarterly Consolidated Statistical Summary
                    Periods Ended December 31, 2001 and 2000

                                                                 3 Mo. Ended December 31             12 Mo. Ended December 31
                                                             --------------------------------    --------------------------------
                                                              2001       2000     Incr (Decr)     2001       2000     Incr (Decr)
                                                             -------    -------   -----------    -------    -------   -----------
       ENERGY SOURCES (GWH)

       Generation production
81        Nuclear                                              1,818      2,078        (260)       8,384      8,841        (457)
82        Coal                                                 3,203      3,175          28       12,572     12,509          63
83        Gas, oil and other                                     583        889        (306)       4,003      2,784       1,219
                                                             -------    -------     -------      -------    -------     -------
84           Total                                             5,604      6,142        (538)      24,959     24,134         825
                                                             -------    -------     -------      -------    -------     -------
       Purchased power
85        Firm load                                              570        455         115        3,165      3,086          79
86        Marketing and trading                                4,854      3,642       1,212       17,608     18,892      (1,284)
                                                             -------    -------     -------      -------    -------     -------
87           Total                                             5,424      4,097       1,327       20,773     21,978      (1,205)
                                                             -------    -------     -------      -------    -------     -------
88           Total energy sources                             11,028     10,239         789       45,732     46,112        (380)
                                                             =======    =======     =======      =======    =======     =======

       POWER PLANT PERFORMANCE

       Capacity Factors
89        Nuclear                                                 76%        87%        (11)%         88%        93%         (5)%
90        Coal                                                    85%        84%          1%          84%        83%          1%
91        Gas, oil and other                                      20%        34%        (14)%         37%        27%         10%
92        System average                                          62%        70%         (8)%         70%        69%          1%

       Generation Capacity Out of Service (average MW/day)
93        Nuclear                                                246        143         103          127         80          47
94        Coal                                                    90        187         (97)         167        155          12
95        Gas                                                     16         20          (4)          32         22          10
96           Total                                               352        350           2          326        257          69

97     Generation Fuel Cost ($/MWh)                          $ 12.51    $ 16.28     $ (3.77)     $ 16.22    $ 13.72     $  2.50

See Glossary of Terms.

                        Pinnacle West Capital Corporation

                   Quarterly Consolidated Statistical Summary
                    Periods Ended December 31, 2001 and 2000

                                                            3 Mo. Ended December 31             12 Mo. Ended December 31
                                                       ---------------------------------    ---------------------------------
Line                                                    2001        2000     Incr (Decr)     2001        2000     Incr (Decr)
                                                       -------     -------   -----------    -------     -------   -----------
       ENERGY MARKET INDICATORS (A)

       Electricity Average Daily Spot Prices ($/MWh)
          On-Peak
98           Palo Verde                                $ 26.89     $154.33     $(127.44)    $118.41     $111.43     $  6.98
99           SP15                                      $ 28.38     $162.59     $(134.21)    $119.99     $107.35     $ 12.64
          Off-Peak
100          Palo Verde                                $ 18.33     $ 95.72     $ (77.39)    $ 61.57     $ 53.02     $  8.55
101          SP15                                      $ 20.41     $119.72     $ (99.31)    $ 73.48     $ 60.74     $ 12.74

       WEATHER INDICATORS

       Actual
102       Cooling degree-days                              620         253         367        5,122       4,583         539
103       Heating degree-days                              460         500         (40)       1,160         968         192
104       Average humidity                                  39%         46%         (7)%         36%         34%          2%
       10-Year Averages
105       Cooling degree-days                              387         387          --        4,290       4,290          --
106       Heating degree-days                              449         449          --        1,031       1,031          --
107       Average humidity                                  39%         39%          0%          36%         35%          1%

       ECONOMIC INDICATORS

       Building Permits -- Metro Phoenix (b)
108       Single-family                                  6,240       6,410        (170)      32,455      32,509         (54)
109       Multi-family                                     717       1,952      (1,235)       8,969      10,228      (1,259)
                                                       -------     -------     -------      -------     -------     -------
110          Total                                       6,957       8,362      (1,405)      41,424      42,737      (1,313)
                                                       =======     =======     =======      =======     =======     =======
       Arizona Job Growth (c)
111       Payroll job growth (% over prior year)          (1.0)%       3.4%       (4.4)%        0.9%        3.9%       (3.0)%
112       Unemployment rate (%, seasonally adjusted)       5.4%        3.7%        1.7%         4.5%        3.9%        0.6%

Sources:

(a)  This price is an average of daily prices obtained and used with permission from Dow Jones & Company, Inc.
(b)  Arizona Real Estate Center, Arizona State University College of Business
(c)  Arizona Department of Economic Security

See Glossary of Terms.